SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

					JAYARK CORPORATION
	(Name of Registrant as Specified In Its Charter)

	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No Fee Required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:1

	4)	Proposed maximum aggregate value of transaction:

5) Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
December 17, 2001


To the Stockholders:

The annual meeting of the stockholders of Jayark Corporation
(the "Company") will be held at 300 Plaza Drive, Vestal, New York
13850, on December 17, 2001, at 9:00 a.m. Local time, for the following purposes:

1. To elect one (1) additional director to serve until the expiration of his three-year term and until his successor is duly elected and qualified;

2.  To ratify the appointment by the Board of Directors of KPMG
LLP as the independent accountants of the Company for the fiscal year ending April 30, 2002.

3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on October
31, 2001, are entitled to notice of and to vote at the annual meeting or adjournment(s) thereof.

Your attention is called to the proxy statement on the following pages. We hope that you will attend the annual meeting. If you do not plan to attend, kindly sign, date, and mail the enclosed proxy in the envelope, which requires no postage if mailed in the United States. Your vote is important regardless of the number of shares you own.

By Order Of The Board Of Directors

/s/ David Koffman, President
October 23, 2001

JAYARK CORPORATION

PROXY STATEMENT

Mailed to Stockholders on November 9, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Jayark Corporation (the "Company") of proxies in the enclosed form for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m.
Local time at 300 Plaza Drive, Vestal, New York 13850, on
December 17, 2001, and at any adjournment(s) thereof.

A copy of the Company's Annual Report on Form 10-K for the year ended April 30, 2001, is enclosed.

The solicitation of proxies in the accompanying form will be made at the Company's expense, primarily by mail and through brokerage and banking institutions. Those institutions will be requested to forward soliciting materials to the beneficial owners of the stock held of record by them and will be reimbursed for their reasonable forwarding expenses.

Any proxy given pursuant to such solicitation and received in time for the meeting will be voted in accordance with the instructions, if any, given in that proxy. If no instructions are specified, proxies will be voted FOR the election of the nominee named in Proposal Number 1 of this Proxy Statement and in favor of the additional proposals set forth herein. At the date of this Proxy Statement, the management of the Company does not know of any business to be presented at the Annual Meeting other than those matters that are set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy. Any proxies may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof.

Only stockholders of record at the close of business on October 31, 2001, are entitled to notice of and to vote at the Annual Meeting or adjournments thereof. At that date, the Company had outstanding 2,766,396 shares of common stock, $.01 par value (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes will be included in the determination of the number of shares represented at the Annual Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.

Principal Stockholders And Security Ownership of Management

The following table sets forth as of June 18, 2001, the holdings of the Company's Common Stock by those persons owning of record, or known by the Company to own beneficially, more than 5% of the Common Stock, the holdings by each director or nominee, the holdings by certain executive officers and by all of the executive officers and directors of the Company as a group.


PRINCIPAL STOCKHOLDERS

						    Amount and Nature of	       % of
Name and Address of Beneficial Owner    Beneficial Ownership    Note (1) Class
------------------------------------    --------------------    -------- -----
David L. Koffman
300 Plaza Drive, Vestal, NY 13850              1,283,033                 46.4%

Vulcan Properties, Inc.
505 Eighth Avenue Suite 300 New York, NY 10018   292,189                 10.6%

Burton I. Koffman
300 Plaza Drive, Vestal, NY 13850                185,819          2,3     6.7%

Ruthanne Koffman
300 Plaza Drive, Vestal, NY 13850                183,665                  6.6%

Jeffrey P. Koffman
150 East 52nd Street, New York, NY 10022         148,402                  5.4%

Frank Rabinovitz
6116 Skyline Drive, Houston, TX 77057             68,426                  2.5%

Richard Ryder
15 Campbell Road, Binghamton, NY 13905            24,000                  0.9%

Robert C. Nolt
300 Plaza Drive, Vestal, NY 13850                 10,000                  0.4%

All Directors & Executive Officers as a Group  1,533,861			 55.4%

1. All shares are owned directly by the individual named, except as set forth herein. David L. Koffman and Jeffrey P. Koffman are sons of Burton I. Koffman. Ruthanne Koffman is the wife of Burton I. Koffman.

2. Excludes 4,200 shares owned by a charitable foundation of which Burton I. Koffman is President and Trustee.

3. Includes 53,700 shares owned as tenants in common by brothers
Richard E. Koffman and Burton I. Koffman.

PROPOSAL NUMBER 1

Election of Directors

One (1) director is to be elected by the stockholders, to the Company's classified Board of Directors, to hold office for a three-year period and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

The Company's nominee for election as director is listed below. The affirmative vote of a plurality of the votes of the cast by stockholders present in person or represented by proxy at the meeting and entitled to vote is required for the election of the director. While the Board of Directors has no reason to believe that any of those named will not be available as a candidate, should such a situation arise, the proxy will be voted for the election of substitute nominee selected by the Board.

Nominee For Director

                    Term
Name           Age Expires Positions & Offices Presently Held   Director Since
-------------- --- ------- ------------------------------------ --------------
Robert C. Nolt 54   2001   Chief Financial Officer and Director      1998


The following table is a listing of current Directors of the Company:

CURRENT DIRECTORS

Name               Age Term Expires Position Presently Held       Director Since
----			 --- ------------ -----------------------       --------------
David Koffman	 42      2004     Chairman, President, 			 1983
                                    Chief Executive Officer and Director

Frank Rabinovitz   58      2004     Executive Vice President, 		 1989
						Chief Operating Officer, Director and
						President of AVES

Robert C. Nolt     54      2001     Chief Financial Officer and Director 1998

Arthur G. Cohen    72      2002     Director                             1990

Jeffrey P. Koffman 35      2002     Director                             1999

Richard Ryder      56      2004     Director                             2001

Stephen Fisher     56      2004     President of Fisher Medical          2001
                                    Corporation and Director

Paul Garfinkle     60      2004     Director                             2001


David L. Koffman was elected President and Chief Executive Officer of the Company in December 1988. Prior to that time, he served as Director and Vice President of the Company for over seven years.

Frank Rabinovitz was elected Executive Vice President, Chief Operating Officer and Director of the Company in 1989. In addition, he is the President of the Company's audiovisual subsidiary and has served in this capacity for more than fourteen years, as well as in various other executive and management capacities since 1980.

Robert C. Nolt is Chief Financial Officer and Director of the Company.
In addition, Mr. Nolt is Chief Financial Officer of Binghamton Industries, Inc., a company controlled by the principal shareholders of the Company. Prior to joining the Company, Mr. Nolt was Vice President of Finance of RRT-Recycle America, Inc. Mr. Nolt is a Certified Public Accountant with over 28 years of experience in the Accounting field and has served in a number of executive positions. Before joining RRT in 1993, Mr. Nolt was Chief Financial Officer for the Vestal, NY based Ozalid Corporation.

Arthur G. Cohen has been a real estate developer and investor for more than ten years. Mr. Cohen is a Director of Baldwin and Arlen, Inc. Burton I. Koffman and Richard E. Koffman are parties to an agreement with Arthur G. Cohen pursuant to which they have agreed to vote their shares in favor of the election of Mr. Cohen to the Board of Directors of the Company.

Jeffrey P. Koffman was elected Director of the Company in 1999. Mr. Koffman has served as a Director of Apparel America, Inc. since June
1995 and Executive Vice-President of Apparel America, Inc. from June 1994 to February 1996. Mr. Koffman was appointed President of Apparel America, Inc. in February 1996. Apparel America, Inc. filed for protection from its creditors under Chapter 11 in 1998. Mr. Koffman served as a financial analyst with Security Pacific from 1987 to 1989. In 1989, Mr. Koffman became Vice-President of Pilgrim Industries and in 1990, he became the President of that Company. From 1994 to present, Mr. Koffman has served in an executive capacity with Tech Aerofoam Products.

Richard Ryder was elected Director of the Company in 2001. Dr. Ryder has been a practicing physician in the Binghamton, NY area for the past 23 years. He is board certified in cardiology and internal medicine. Dr. Ryder is a graduate of Wake Forest University Medical School and pursued his cardiology training at Georgetown University.

Stephen Fisher, Sr. was elected Director of the Company in 2001. Mr. Fisher is the President of Fisher Medical Corporation, a wholly owned subsidiary of the Company. Prior to joining the Company, he was the principal and co-founder of Fisher Medical LLC. He was CEO and Chairman of Vivax Medical Corporation from 1996 until he resigned in 1998 to start Fisher Medical
LLC. From 1991 to 1996 he was President of Aztech Corporation, a firm specializing in business development, mergers and acquisitions and technology licensing. Prior thereto, he was President of Material
Systems, Ltd., an engineering and management consulting firm. He was an INCRA Fellow at Carnegie-Mellon University and an Assistant Professor of engineering and conducted research at West Virginia Institute of Technology and Virginia Polytechnic Institute.

Paul Garfinkle was elected Director of the Company in 2001.  Mr.
Garfinkle is currently a business consultant, having retired from BDO Seidman, LLP, where he had been employed for 36 years and was an audit partner for 26 years.

Information Concerning Operations Of The Board of Directors

Effective October 1, 2001, the Board of Directors approved the merger of its formally wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC (the "Merger"), the owner of the intellectual property utilized in Fisher's medical mattress product line. Pursuant to the Merger Agreement, the Company assigned approximately 50% of its equity holdings in Fisher to the sole member of Fisher Medical LLC, Dr. Stephen M. Fisher. Dr. Fisher also serves as President of Fisher and as a Director of the Company. The Company also received from Fisher a five-year promissory note, in the amount of $525,715. In return for three-year warrants for 4,719 shares of common stock, at a price to be determined upon completion of Fisher's first financing, the Company provided to Fisher's investment bank, Alberdale LLC, or its assigns, the right to purchase the remaining Fisher equity holdings at a price to be determined according to an agreed upon schedule. Alberdale LLC's right to purchase the Company's holdings terminates upon the completion of 18 months from the date of the Merger. The Company retains two positions of Fisher's five person
Board of Directors.

The Executive Committee of the Board of Directors consists of Mr. David L. Koffman (Chair) and Mr. Frank Rabinovitz. The function of the Executive Committee is to exercise the powers of the Board of Directors to the extent permitted by Delaware law. As a rule, the Executive Committee meets to take action with respect to matters requiring Board of Directors approval and which cannot await a regular meeting of the Board or the calling of a special meeting. Under Delaware law and the Company's By-laws, both the Board and Executive Committee can act by unanimous written consent to all members.

The Stock Option Committee of the Board of Directors administers the Company's 2001 Stock Option Plan, giving it authority to exercise powers of the Board with respect to the Plan. The Stock Option Committee consists of Mr. Robert Nolt (Chair), Mr. Jeffrey Koffman, Mr. Paul Garfinkle and Dr. Richard Ryder.

The Audit Committee of the Board of Directors consists of Mr. Paul Garfinkle (Chair), Dr. Richard Ryder and Mr. Arthur Cohen. The Audit Committee was created in 2001 to administer and coordinate the activities and results of the annual audit of the Company by independent accountants and to comply with NASDAQ listing requirements. During the fiscal year ended April 30, 2001, the Audit Committee held one meeting subsequent to its mid year formation.

The Compensation Committee of the Board of Directors was created in 1993 to administer and review compensation structure, policy and levels of the Company. The Compensation Committee is composed of Mr. Jeffrey Koffman (Chair), Dr. Richard Ryder and Mr. Paul Garfinkle.

Report of the Audit Committee

The Audit Committee oversees all material aspects of the Company's financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The Audit Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

In fulfilling its responsibilities, the Committee reviewed with management the audited financial statements for the fiscal year ended April 30, 2001. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Company's independent accountants are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed with KPMG LLP, the Company's independent accountants, KPMG LLP's judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee also discussed with KPMG LLP, the independent accountants independence from management and the Company, including the matters contained in the written disclosures required by the Independence Standards Board.

The Committee discussed with the independent accountants the overall scope and plans for their audit. The Committee met with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10K for the fiscal year ended April 30, 2001 for filing with the Securities and Exchange Commission. The Committee also recommended to the Board the appointment of KPMG LLP as the Company's independent accountants for 2002.

Audit Fees

The following table sets forth fees billed to the Company by KPMG LLP and BDO Seidman LLP for services rendered for the audit of the Company's annual financial statements for fiscal 2001 and review of quarterly financial statements.


Audit Fees                              $72,730
Information Technology Consulting Fees   --
All Other Fees                           --

Executive Officers

The following sets forth the names, ages and positions who are not directors and who are executive officers of the Company:

See Chart under Directors for executive officers.

Compensation of Directors and Executive Officers

Set forth in the following table is certain information relating to the approximate remuneration paid by the Company during the last three fiscal years to the chief executive officer and each of the most highly compensated executive officers whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE (1,2,3,4)

                                                 Annual Compensation
                                                Year	Salary    Bonus
                                                ----  ------    -----
David L. Koffman						2001	$ 81,000  $--
Chairman, President and Chief Executive Officer 2000	$ 81,000  $--
								1999  $141,750  $--

Frank Rabinovitz						2001  $187,000  $62,000
Director, Executive Vice President,			2000	$162,000  $50,000
Chief Operating Officer, President of AVES      1999  $162,000  $50,000

(1) Does not include the value of non-cash compensation to the named individuals, which did not exceed the lesser of $50,000 or, 10% of such individuals' total annual salary and bonus. The Company provides a vehicle to each of the named executives for use in connection with Company business but does not believe the value of said vehicles and other non-cash compensation, if any, exceeds the lesser of $50,000 or 10% of the individual's total annual salary and bonus.

(2) The Company has entered into Split Dollar Insurance Agreements with David L. Koffman and Frank Rabinovitz, pursuant to which the Company has obtained insurance policies on their lives in the approximate amounts of $5,743,400 and $497,700, respectively. The premium is paid by the Company. Upon the death of the individual, the beneficiary named by the individual is entitled to receive the benefits under the policy. The approximate amounts paid by the Company during the fiscal year ended April 30, 2001 for this insurance coverage were $0 and $25,373, respectively. Such amounts are not included in the above table.

(3) The Company has accrued Mr. Koffman's fiscal 2001, 2000 and 1999 salary, however, he has deferred payment until such time as the Company's working capital position improves.

(4) Stephen Fisher, Sr., President of Fisher Medical Corporation, waived his $120,000 salary for fiscal 2001 due to the working capital position of Fisher Medical Corporation.

The Company's 2001 Stock Option Plan allows for the granting of 250,000 shares of the Company's common stock. The Plan provides for the granting to employees and to others who are in a position to make significant contribution to the success of the Company and its subsidiaries. The options granted may be either incentive stock options as defined in
Section 422 of the Internal Revenue Code of 1986, as amended, or options that are not incentive options, or both. The exercise price of each option shall be determined by the Board but, in the case of an incentive option, shall not be less than 100% (110% in the case of an incentive option granted to a ten-percent stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value.

Options shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of ten years (five years in the case of an incentive option granted to a "ten percent stockholder" from the date of grant.) In the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the Company or its subsidiaries.

Unexercised options expire on the earlier of (i) the date that is ten years from the date on which they were granted (five years in the case of an Incentive Option granted to a "ten percent stockholder"), (ii) the date of the termination of an option holder for any reason other than termination not for cause, death or disability (as defined in the Stock Option Plan), or (iii) the earlier of one year, or the expiration date of such option, from the date of the optionee's disability or death.

The Company granted 187,500 incentive stock options on August 3, 2001 with an exercise price of $.50. There were no exercisable options as of October 31, 2001.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

Except pursuant to its 2001 Stock Option Plan, the Company does not have any formal annual incentive program, cash or otherwise, nor does it make annual grants of stock options. Cash bonuses and stock options, including bonuses and options paid to executive officers, have generally been awarded based upon individual performance, business unit performance and corporate performance, in terms of cash flow, growth and net income as well as meeting budgetary, strategic and business plan goals.

The Company is committed to providing a compensation program that helps attract and retain the best people for the business. The Company endeavors to achieve symmetry of compensation paid to a particular employee or executive and the compensation paid to other employees or executives both inside the Company and at comparable companies.

The remuneration package of the Chief Executive Officer includes a percentage bonus based on the Company's profitable performance.

Performance Graph

The following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed or to constitute soliciting material under such Acts except to the extent that the Company specifically incorporates this information by reference.

The following line graph compares the yearly change in cumulative total return on the Company's common stock for the past five years with the cumulative total return of (i) the NASDAQ Stock Market for US companies (MARKET INDEX), and (ii) NASDAQ Industrial Stocks (PEER INDEX).

Comparison of Five-Year Cumulative Returns


                          04/30/96 04/30/97 04/30/98 04/30/99 04/30/00 04/30/01
                          -------- -------- -------- -------- -------- --------
Jayark Corporation          100.00   65.00     22.00   11.00   20.00   8.00

CRSP Index for NASDAQ
 Stock Market (US Companies)100.00  110.95    164.42  223.77  339.74 186.23

CRSP Index for NASDAQ
  Industrial Stocks         100.00   88.73    123.65  132.62  188.76 127.41

The graph assumes $100 was invested on April 30, 1996, in each of the following: the Company's common stock, the NASDQ Stock Market Index, and the NASDAQ Index for Industrial Stocks. The Company's common stock performance shown is not necessarily indicative of future performance.

PROPOSAL NUMBER 2

Independent Accountants

KPMG LLP was the Company's principal accountant for the fiscal year ending April 30, 2001. The Board of Directors recommends that the stockholders approve the appointment of KPMG LLP as the Company's principal accountant for the fiscal year ending April 30, 2002. Unless otherwise indicated, all properly executed proxies received by the Company will be voted in favor of the appointment of KPMG LLP. An adverse vote will be considered as a direction to the Company to select other independent accountants in the following year.

It is expected that a representative of KPMG LLP will be available for the Annual Meeting, with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

Other Matters

The Board of Directors is not aware of any other matters that are to be presented to stockholders for formal action at the meeting. However, if any other matter properly comes before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of proxy to vote those proxies in accordance with their judgment on the matter.

Stockholders Proposals to the 2002 Annual Meeting

Proposals of stockholders to be included in the Company's proxy materials for the 2002 annual meeting must be received in writing by the Company at its executive offices not later than May 15, 2002, in order to be included in the Company's proxy materials relating to that meeting.

Report on Form 10-K

The Annual Report on Form 10-K, a separate report filed with the Securities and Exchange Commission, provides more detailed information on the Company. A copy may be obtained, without charge, by a written request directed to Jayark Corporation, 300 Plaza Drive, Vestal, New York 13850. The Company will also furnish any exhibits described in the list accompanying the Form 10-K, upon written request and payment of reasonable fees relating to the Company's furnishing such exhibits.


Inquiries

Stockholder inquiries regarding changes of address, transfer of certificates and lost certificates should be directed to the Company's transfer agent:
American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005.

By Order Of The Board Of Directors


APPENDIX A

JAYARK CORPORATION
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS


Committee Role
The committee's role is to act on behalf of the board of directors and oversee all material aspects of the company's financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external auditors, counsel and other committee advisors.

Committee Membership
The committee shall consist of at least three, and no more than six, independent, non-executive board members. Committee members shall have:
(1) knowledge of the primary industries in which the company operates;
(2) the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, statement of cash flows and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

At least one member, preferably the chair, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements, and should have past employment experience in finance or accounting or other comparable experience or background. Committee appointments shall be approved annually by the full board upon recommendation of the nominating committee. The committee chairperson shall be selected by the committee members or by the nominating committee.

Committee Operating Principles
The committee shall fulfill its responsibilities within the context of the following overriding principles.

Communications
The chair and others on the committee shall, to the extent appropriate, maintain an open avenue of contact throughout the year with senior management, other committee chairs and external auditors, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

Education/Orientation
The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to ensure understanding of the business and environment I which the company operates.

Meeting Agenda
Committee meeting agendas shall be the responsibility of the committee chair, with input from committee members. It is expected that the chair would also ask for management and key committee advisors and perhaps others, to participate in this process.

Expectations and Information Needs
The committee shall communicate committee expectations and the nature, timing and extent of committee information needs to management, external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others, in advance of meeting dates. Meeting conduct will assume committee members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

External Resources
The committee shall be authorized to access internal and external resources, as the committee requires to carry out its responsibilities.

Meeting Attendees
The committee shall request members of management, counsel, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee's responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chair with or without management's attendance. In any case, the committee shall meet in executive session separately with external auditors, at least annually.

Meeting Frequency
The committee shall meet at least three times a year. Additional meetings shall be scheduled as considered necessary by the committee or chair.

Reporting to the Board of Directors
The committee, through the committee chair, shall report periodically, as deemed necessary, but at least semiannually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member prior to the subsequent board of director's meeting.

Self-Assessment
The committee shall review, discuss and assess its own performance as well as its role and responsibilities, seeking input from senior management, the full board and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

Committee Responsibilities

Financial Reporting
* Review and assess the annual and interim financial statements before they are released to the public or filed with the SEC.
* Review and assess the key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditors' views, and the basis for audit conclusions.
* Approve changes in important accounting principles and the application thereof in both interim and annual financial reports.
* Advise financial management and the external auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

Risks and Controls
* Review and assess the company's business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.
* Review and assess the company's system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, and legal violations. In that regard, review the related findings and recommendations of the external auditors, together with management's responses
* Review with legal counsel any regulatory matters that may have a material impact on the financial statements.
* Review the results of the annual audits of directors and officers' expense accounts and management perquisites prepared by the company's controller.

External Auditors
* Recommend the selection of the external auditors for approval by the board of directors.
* Instruct the external auditors that they are responsible to the board of directors and the audit committee as representatives of the shareholders. In that regard, confirm that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations.
* Review the performance of the external auditors.
* Obtain a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.
* Consider, in consultation wit the external auditors, their audit scopes and plans to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.
* Review and approve requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
* Review with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate, including any difficulties or disputes with management, any significant changes in the audit plans, the rationale behind adoptions and changes in accounting principles, and accounting estimates requiring significant judgments.
* Provide a medium for the external auditors to discuss with the audit committee their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.

Other
* Review and update the committee's charter
* Review and update the company's code of conduct.
* Review and approve significant conflicts of interest and related party transactions.
* Conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee will be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

JAYARK CORPORATION
2001 ANNUAL MEETING OF STOCKHOLDERS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
DECEMBER 17, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY

NOVEMBER 9, 2001

The undersigned stockholder of Jayark Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual
Meeting of Stockholders and Proxy statement, each dated November 9, 2001, and hereby appoints David L. Koffman and Robert C. Nolt, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of the Company, to be held on December 17, 2001, at 9:00 a.m., local time, at 300 Plaza Drive, Vestal, New York 13850, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. 	Election of Director.

       	Nominee: 	Robert C. Nolt		[ ] FOR      [ ] WITHHELD


2.	To ratify the appointment of KPMG LLP as independent accountants for the fiscal year ending April 30, 2002.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3.	In their discretion, upon any and all such other matters as may properly come before the meeting or any adjournment thereof.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [ ]

MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT  [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ROBERT C. NOLT, FOR THE RATIFICATION OF KPMG LLP AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                   This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

                                   Date:
                                   Signature:


                                   Date:
                                   Signature:


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.